Exhibit 99.1

Driven By NYSE Energy and Utilities Investor Access Day September 16, 2020 Commitment Growth Leadership Safety Sustainability Solutions Energy Strength Team Performance Service Community Value

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2019 Annual Report on Form 10-K, the Form 10-Q for the quarter ended June 30, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG D Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact: At this time, we cannot fully quantify the impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation (“Chesapeake Utilities” or the “Company”). The earnings and capital estimates we have included herein do not reflect any estimates of the potential impact. For the second quarter and year-to-date we have provided financial accounting estimates of the short-term impact of COVID-19. As we gain further clarity on the disruption to our operations caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance as necessary. Please note that Chesapeake Utilities Corporation (NYSE: CPK) is not affiliated with Chesapeake Energy (NYSE: CHK), an oil and natural gas exploration company headquartered in Oklahoma City, Oklahoma. 2

Business Overview Diversified Energy Delivery Business Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Midstream Natural Gas Distribution Energy Delaware, Maryland, Florida 38% 81% Regulated Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia,Florida Marlin Mobile CNG and RNG Utility Services Downstream Energy (Virtual Pipeline) 62% 19% Eight Flags Combined Heat & Power Unregulated Eastern United States Natural Gas Transportation Ohio Operating Income from Continuing Operations For the Year Ended December 31, (in thousands) 2019 2018 2017 2016 2015 Regulated Energy $86,584 $79,215 $74,584 $71,515 $62,137 Unregulated Energy 19,939 17,124 14,941 11,732 14,244 Other businesses and eliminations (236) (1,496) 205 402 418 Total Operating Income from Continuing Operations $106,287 $94,843 $89,730 $83,649 $76,799

Driven by Energy. Delivering Energy Our successful track record of performance is driven by the entrepreneurial spirit of our employees as we consistently deliver safe, secure, reliable and efficient service and energy solution that are environmentally and economically smart. Five Year Performance thru June 30, 2020

Commitment to Employees, Customers and Communities Employees Premium pay to field employees through June Chrome books for children of employees to do their school work Social distancing protocols in effect along with personal protective equipment, where appropriate Employees working remotely as much as possible Company holiday in May Customers Our distribution and transmission businesses are considered essential businesses Suspended service disconnects, waived late fees, extended payment terms, etc. Proactively promoting budget programs and payment options to customers Communities Everyday commitment to local communities $238,000 in contributions to local organizations to aid in the fight against the COVID-19 impact Chesapeake is matching employee donations to local community organizations Investors/Financial Community Reaffirm 2022 EPS target $4.70 to $4.90 and Capital investment target range of $750 million to $1 billion 2018 thru 2022 Growth projects and business development activities continue as planned Strong balance sheet and liquidity position to provide adequate capital for growth Dividend growth of 8.6% in 2020 driven by EPS growth Established At-The-Market Equity Program Renewing Short-term Bank Credit Facilities Driven by Commitment 5

Second Quarter Overview Earnings Per Share Second Quarter Year-to-Date 2020 2019 2020 2019 $0.66 $0.50 $2.42 $ 2.25 Strong performance for the first half of 2020 : Continued growth in the Company’s businesses Addition of the Boulden acquisition Retail propane margins per gallon Expense management Gains from property sales overcame milder weather and the impact of COVID-19 Interim billings related to Hurricane Michael recovery have been deferred pending final regulatory approval Our diverse and engaged employees’ ability to execute during these challenging times is demonstrated by our strong performance and significant business achievements during the quarter. Generating increased performance quarter-over-quarter, as well as on a year-to-date basis, was a significant accomplishment in the midst of the COVID-19 pandemic. We have continued to remain extremely focused on employee and customer health and safety as we safely and reliably deliver our essential energy services during this global pandemic.

Key Business Factors: COVID–19 Impact Chesapeake Utilities is an “essential business” to our customers and communities. As such, our operational activities and construction projects continue; all the while, we are adhering to safety guidelines and social distancing. The Company’s pandemic response plan, which has included all employees who can to telework, and providing personal protective equipment (PPE) to those customers who have continued to operate in the field delivering our essential services. Margin Expenses Regulatory For the three and six months ended June 30, 2020, respectively, the COVID-19 impacts were $2.5 million and $2.9 million, respectively Primarily driven by reduced consumption of energy largely in the commercial and industrial sector COVID-19 margin decreases offset by higher residential use due to stay at home provisions Additional expenses incurred in support of the ongoing delivery of or our essential services during these unprecedented times ($1.8 million for Second Quarter and Year-to-Date) Personal protective equipment cost, premium pay for field operations and higher bad debt expense COVID-19 related expenses offset by reduced travel cost and lower financing costs As the COVID-19 pandemic is ongoing, the Company to date has not established regulatory assets associated with the incremental expense impact, as currently authorized by Maryland and Delaware PSCs In Florida, the PSC has decided not to address a Regulatory asset Statewide, but rather for each independent utility request with a petition. No significant COVID-19 on our FERC Regulated interstate transmission line

Capital Expenditures Forecast Estimate for 2020 Forecast for Fiscal 2020 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $75,000 $80,000 Natural gas transmission 70,000 80,000 Electric distribution 5,000 7,000 Total Regulated Energy 150,000 167,000 Unregulated Energy: Propane distribution 10,000 13,000 Energy transmission 10,000 15,000 Other unregulated energy 14,000 19,000 Total Unregulated Energy 34,000 25,000 Other: Corporate and other businesses 1,000 1,000 Total 2020 Capital Expenditures $ 185,000 $ 215,000 The Company’s capital expenditures were $88.4 million for the six months ended June 30, 2020. We will continue to update this forecast as we move through the year, including any unexpected capital delays resulting from COVID-19.

Recent and Current System Expansions Natural Gas Services to New Territories Recently Completed ESNG 2017 System Expansion Project (Delmarva Peninsula Northwest Florida Expansion Auburndale Expansion (FL) Callahan Expansion (FL) In Service June 2020 Elkton LDC Natural Gas Acquisition Projects Underway West Palm Beach County Expansion (Florida) Full Service Q3 2020 Del-Mar Energy Pathway Expansion Full Service Q4 2021 Guernsey Pipeline Expansion (Ohio) Partial Service Q4 2021 RNG Transportation (Delmarva) 2021

Major Projects and Initiatives Gross Margin Contributions

Elkton Gas Company Summary of Transaction

Renewable Natural GasWaste products are converted to Biogas in an anaerobic digester. The raw Biogas does not meet gas pipeline quality standards. An upgrading (clean-up) process, similar to the gas processing CPK currently operates in Ohio, is required to produce Biomethane, typically referred to as Renewable Natural Gas (RNG) prior to pipeline injection.

CPK’s Renewable Natural Gas Proposition Presents Multiple Investment Opportunities Investment Opportunity Regulatory Actions Long-term Value Operations Transmission Operations Marlin Potential investment in gas processing equipment which we will seek to include in rate base Interstate pipeline interconnects for receipt of renewable natural gas Additional transportation equipment to support this growing opportunity No tariff changes initially; will be part of the PGA. Tariff changes made by ESNG to accept this pipeline quality gas. PPC filing to be done in the future. Unregulated Gas Transport Multi-year contracts for processing and receipt of gas into distribution system. Multi-year contracts for receipt of gas into system and delivery into distribution system. Multi-year contracts to transport gas to pipeline systems. As a result of the Bioenergy DevCo and CleanBay projects, the Company expects to generate $1.0 million in incremental margin in 2021 from renewable gas transportation. These projects provide the opportunity for the Company to utilize renewable natural gas, and play an active role in the clean-up of poultry waste as well support the sustainability of agribusiness on Delmarva. There are numerous profitable investment opportunities across the CPK value chain as we play a key role in ensuring a sustainable future for our local communities.

Key Regulatory Initiatives Hurricane Michael Limited Proceeding October 2018 Hurricane Michael –Northwest Florida August 2019 FPU filed limited proceeding with Florida PSC Fourth Quarter 2019 FPU and the Office of Public Counsel filed a request to approve interim rates FPU continues to work with the Florida PSC on Hurricanes Michael and Dorian storm recovery Requested recovery of storm related costs through a change in base rates Requested certain storm related costs as a regulatory asset for costs not allowed through the storm reserve, as well as the recovery of plant investment Interim rates were established in January 2020 and have been fully reserved pending final resolution of the proceeding

Capital Capacity to Support Future Growth **Short-term Debt Includes Current Portion of Long-Term Debt Green Line Shows 50% Equity to Total Capital Target Available Financing Capacity Renewing $370 million bank lines of credit through October 2020 Anticipate terminating unused $95 million incremental liquidity expiring October 2020 $90 million LTD funded Third Quarter 2020 • 15 Years at Average 2.98% $310 million private placement shelf facilities available for additional financing needs Chesapeake seeks to align permanent financing with the in-service dates of its capital projects • $31.7 million increased equity year-to-date • $25.8 million earnings retention • $ 4.1 million issued under stock plans • $ 1.8 million other comprehensive income • $75 million ATM Program Filed 8/17/2020 Target Equity to Total Capitalization Ratio of 50% or Higher

ESG Stewardship We remain steadfast in our commitment to environmental, social and governance stewardship. The key to our success is our strong culture that fully engages all of our team members. We are a responsible company that promotes safety, integrity, accountability and reliability Our diverse, talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers. Our corporate governance is the foundation of our processes and our decision-making throughout the Company, beginning with our Board of Directors and extending to every employee. We continue to cultivate the Chesapeake Utilities’ sustainability story.

CHESAPEAKE UTILITIES CORPORATION

ESG At Our Core

Women in Utilities Webinar – **Be Extraordinary Everyday** by Demonstrating Diversity.

CHESAPEAKE UTILITIES GIVING

Delivering Natural Gas To Somerset County, Maryland, To Support Environmentally Conscious Economic Growth

The Somerset County Expansion Project will deliver natural gas service to Somerset County, Maryland. It will extend natural gas service to the Eastern Correctional Institution and the University of Maryland Eastern Shore, helping to improve each facility's environmental profile while offering significant economic benefits to the area. Residents and businesses along the line will also have the choice to use environmentally beneficial and less expensive natural gas service.

Equity, Diversity and Inclusion Council Promotes our Workplace Culture.

Measures to help keep employees, customers and communities **safe and healthy** during the COVID-19 pandemic.

During these extraordinary times, we are **honored to support** our customers and communities, including United Way, Salvation Army and Feeding America.



Although apart,
we can come together
for a common goal this
Earth Day



LINEWORKERS
APPRECIATION DAY
FLORIDA PUBLIC UTILITIES
CHESAPEAKE UTILITIES CORPORATION



NATIONAL SAFETY MONTH

Partnering with CleanBay Renewables to Increase Sustainable Energy in the Delmarva Community

We recently announced a new partnership with CleanBay Renewables Inc. (CleanBay), an enviro-tech company focused on the production of sustainable renewable natural gas, which will generate greenhouse gas credits associated with vehicular usage, and provide Chesapeake Utilities the opportunity to bring additional renewable natural gas to its Delmarva operations.

Next Steps in Our Sustainable Renewable Natural Gas Strategy

We partnered with Bioenergy DevCo (BDC), a leading global developer of anaerobic digestion facilities that creates renewable energy and healthy soil products from organic material. The joint project involves removing excess organics from poultry waste and converting it into Renewable Natural Gas.

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Driving Our Actions Focus on Shareholder Value and Growth High standards of safety and operational performance. Optimize growth opportunities within rate, customer demand and market constraints Maintain a regulated/ unregulated business mix designed to produce better than utility returns and an acceptable level of risk New regulated and unregulated growth through greenfield projects, acquisitions and partnerships Focus on business units, services and products that align with our core business strengths Achieve Peer Group upper quartile performance in annual EPS, ROE, Dividend Growth and Total Shareholder Return Continue to evolve Chesapeake’s organization structure, employee resources and development, operating practices and technology platforms to keep pace with the Strategic Growth Plan Sustain our successful culture, our special sauce, including our positive relationships with employees, customers, communities we serve, regulatory bodies and investors

Capital Investment Guidance Continued Record Investment in Our Business to Drive Growth *We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from COVID-19. Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. From 2018 through June 30, 2020, the Company has invested $570 million on new capital expenditures.

Reaffirm Current Earnings Guidance 2022 EPS Target Range of $4.70 - $4.90 On February 26, 2020, we updated our EPS guidance based on our current strategic plan planned investments and growth prospects. We are continuing to monitor the COVID-19 impacts and will provide updates, as necessary, to our EPS target range. * 2019 EPS $3.72 from Continuing Operations

Chesapeake Utilities Closing Remarks Strong earnings for the second quarter despite the uncertain challenges of the COVID-19 pandemic. Engaged in expense management across the Company and operational efficiency in this new business normal situation. Excited about our recently completed Elkton Gas acquisition, and our commitment to renewable natural gas to support sustainability of the Delmarva agribusiness industry and improving the environmental health of the Chesapeake Bay. Regulatory proceeding for Hurricane Michael is underway but not included in year-to-date results. We affirm our strategic planning guidance for 2022: - Capital Expenditures Range - $750 million to $1 billion - Earnings per Share - $4.70 to $ 4.90. Focused on employee and customer health and safety as we deliver our essential energy services

Thank You! Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Joseph D. Steinmetz Vice President and Controller jsteinmetz@chpk.com Vice President and Treasurer tmahn@chpk.com

Appendix Long-Term Track Record Performance Metrics Driving Shareholder Return

Continuing to Build for the Future Organic Growth Opportunities Supplemented with Targeted Acquisitions Historical Cap Ex & Acquisitions In Millions

Growth in Earnings per Share 13 Years of Record Earnings

Strong Track Record of Dividend Growth Driven by Earnings Growth On May 7, 2020, the Board of Directors increased the annualized dividend to $1.76 per share, an increase of 8.6%. The $0.14 per share increase aligns our five year EPS growth rate of 9.9% with our five year dividend growth rate of 8.9%. The latest increase represents the 17th consecutive year of dividend growth, and will result in Chesapeake having doubled its dividend over the last ten years.

Solid Track Record of Higher Return on Equity (ROE) Consistently Exceeding the Peer Median and 75th Percentile * Normal Comparative Peer Group

Key Performance Metrics Financial Discipline Driving Growth and Performance CPK is in the top quartile for 20/24 metrics (83%) and above the median for 24/24 metrics (100%).